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                                  SCHEDULE 14A
                                  (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
                                               [ ] CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS PERMITTED
                                                   BY RULE 14a-6(e)(2))

[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               TELXON CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               [NOT APPLICABLE]
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
                                                                   -------------
(2) Aggregate number of securities to which transaction applies:
                                                                ----------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                       -------------------------
(4) Proposed maximum aggregate value of transaction:
                                                     ---------------------------
(5) Total fee paid:
                    ------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
                           -----------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
                                                 -------------------------------
(3) Filing Party:
                 ---------------------------------------------------------------
(4) Date Filed:
                    ------------------------------------------------------------

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                                                                  DIRECTION FORM

                                     TELXON LOGO(R)

                 ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 22, 1999

       INSTRUCTIONS FOR VOTING SHARES HELD BY THE CHARLES SCHWAB TRUST COMPANY
      ("SCHWAB") AS TRUSTEE UNDER THE TELXON RETIREMENT AND UNIFORM AND MATCHING
                       PROFIT SHARING PLAN (THE "401(k) PLAN")

      Pursuant to the 401(k) Plan, I hereby direct Schwab, as 401(k) Plan Trustee, to vote as provided on the reverse side hereof, in person or by proxy, at the Annual Meeting of Stockholders to be held on September 22, 1999, or any adjournment or postponement thereof, all the shares of Common Stock of Telxon Corporation credited to my Telxon Stock Fund account under the 401(k) Plan ("Plan Shares") as of the August 4, 1999 Record Date for the Annual Meeting.

      UPON THE PROPER COMPLETION AND TIMELY RETURN OF THIS DIRECTION FORM, YOUR SHARES WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS FORM IS NOT RETURNED OR IS RETURNED BUT WITHOUT DIRECTION BEING GIVEN, SCHWAB WILL VOTE YOUR PLAN SHARES IN THE SAME PROPORTION AS IT VOTES THOSE SHARES FOR WHICH IT TIMELY RECEIVES PROPER VOTING INSTRUCTIONS. DIRECTION FORMS MUST BE RECEIVED BY THE TABULATING AGENT, HARRIS TRUST AND SAVINGS BANK, NO LATER THAN 5:00 P.M. EASTERN DAYLIGHT SAVING TIME ON SEPTEMBER 16, 1999 FOR TABULATION.

      IMPORTANT -- THIS DIRECTION FORM IS CONTINUED ON THE REVERSE SIDE. PLEASE
         SIGN   AND   DATE   ON   THE   REVERSE   SIDE   AND   RETURN   TODAY.





 ................................................................................

                             FOLD AND DETACH HERE


      Schwab and the Tabulating Agent will keep your holdings of Plan Shares and your voting instructions on this Direction Form strictly confidential. The accompanying supplemental proxy materials have been distributed to you based on information provided by Schwab to the Tabulating Agent (and not to the Company). The above Direction Form serves the same function, and has been revised in the same manner, as the revised proxy card described in the accompanying Supplement to Proxy Statement. If you also own Company stock other than through the 401(k) Plan, you must also complete and separately return a Proxy Card for the voting of those other shares.

                            TELXON CORPORATION 401(k) PLAN

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [BLACK OVAL]
[                                                                                                                                 ]


          THE BOARD OF DIRECTORS RECOMMENDS            FOR      WITHHELD      FOR ALL
          A VOTE "FOR" THE BOARD'S NOMINEES            ALL         ALL        EXCEPT
                  ---
1. Election of Directors --
 Nominees: R. Dave Garwood and L. Michael Hone         [ ]         [ ]          [ ]

_____________________________________________________
Nominee Exception(s)


                                                                                     In its discretion, Schwab or its Proxy is
                                                                                     authorized to vote upon such other business
                                                                                     as may properly come before the meeting.

                                                                                     Dated:_______________________________, 1999

                                                                                     Signature(s)_______________________________

                                                                                     Signature(s) ______________________________
                                                                                     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                                                                                     JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING
                                                                                     AS AN EXECUTOR OR IN ANY OTHER REPRESENTATIVE
                                                                                     CAPACITY, PLEASE GIVE FULL TITLE AS SUCH.


 ................................................................................

                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                       OF THE BOARD'S DIRECTOR NOMINEES.

          PLEASE SIGN, DATE AND RETURN THE ABOVE DIRECTION FORM TODAY
                   USING THE POSTAGE-PAID ENVELOPE PROVIDED.